LOANS	12 Months Ended
Dec. 31, 2014
Loans [Abstract]
LOANS (excluding covered loans)
Loans and Leases

First Financial offers clients a variety of commercial and consumer loan and lease products with various interest rates and payment terms. Lending activities are primarily concentrated in Ohio, Indiana and Kentucky, states where the Bank currently operates banking centers. Additionally, First Financial provides equipment and leasehold improvement financing for franchisees in the quick service and casual dining restaurant sector throughout the United States. Commercial loan categories include commercial and industrial (commercial), commercial real estate, construction real estate and lease financing. Consumer loan categories include residential real estate, home equity, installment and credit card. For more information on First Financial's lending practices, see "Lending Practices" in Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Purchased impaired loans. Loans accounted for under FASB ASC Topic 310-30, Loans and Debt Securities Acquired with Deteriorated Credit Quality, are referred to as purchased impaired loans. First Financial accounts for the majority of loans acquired in FDIC transactions as purchased impaired loans, except for loans with revolving privileges, which are outside the scope of FASB ASC Topic 310-30, and loans for which cash flows could not be estimated, which are accounted for under the cost recovery method. These loans include loans previously covered under loss sharing agreements as well as loans that remain subject to FDIC loss sharing coverage.

Purchased impaired loans are not classified as nonperforming assets as the loans are considered to be performing under FASB ASC Topic 310-30. Therefore, interest income, through accretion of the difference between the carrying value of the loans and the expected cash flows (accretable difference) is recognized on all purchased impaired loans.

First Financial had purchased impaired loans totaling $264.9 million and $413.1 million, at December 31, 2014 and 2013, respectively. The outstanding balance of all purchased impaired loans, including all contractual principal, interest, fees and penalties, was $314.5 million and $508.2 million as of December 31, 2014 and December 31, 2013, respectively. These balances exclude contractual interest not yet accrued.

For more information on First Financial's accounting for purchased impaired loans, see Note 1 - Summary of Significant Accounting Policies.

Changes in the carrying amount of accretable difference for purchased impaired loans for the years ended December 31 were as follows:

(Dollars in thousands)	2014	2013	2012
Balance at beginning of year	$133,671	$224,694	$344,410
Reclassification from non-accretable difference	23,216	1,470	29,606
Accretion	(33,730)	(58,422)	(91,485)
Other net activity (1)	(16,535)	(34,071)	(57,837)
Balance at end of year	$106,622	$133,671	$224,694
 (1)  Includes the impact of loan repayments and charge-offs.

First Financial regularly reviews its forecast of expected cash flows for purchased impaired loans. The Company recognized reclassifications from nonaccretable to accretable difference of $23.2 million during 2014, $1.5 million during 2013 and $29.6 million during 2012 due to changes in the cash flow expectations related to certain loan pools. These reclassifications can result in impairment and provision expense in the current period or yield adjustments on the related loan pools on a prospective basis.

Covered loans. Loans acquired in FDIC-assisted transactions covered under loss sharing agreements whereby the FDIC will reimburse First Financial for the majority of any losses incurred are referred to as covered loans. Pursuant to the terms of the loss sharing agreements, covered loans are subject to a stated loss threshold whereby the FDIC will reimburse First Financial for 80% of losses up to a stated loss threshold and 95% of losses in excess of the threshold. These loss sharing agreements provide for partial loss protection on single-family, residential loans for a period of ten years and First Financial is required to share any recoveries of previously charged-off amounts for the same time period, on the same pro-rata basis with the FDIC. All other loans are provided loss protection for a period of five years and recoveries of previously charged-off amounts must be shared with the FDIC for an additional three year period, again on the same pro-rata basis.

The Company's loss sharing agreements with the FDIC related to non-single family loans expired effective October 1, 2014, and the ten year period of loss protection on all other covered loans and covered OREO will expire during the third quarter of 2019. Covered loans totaled $135.7 million as of December 31, 2014 and $457.9 million as of December 31, 2013.

Credit quality. To facilitate the monitoring of credit quality for commercial loans, and for purposes of determining an appropriate allowance for loan and lease losses, First Financial utilizes the following categories of credit grades:

Pass - Higher quality loans that do not fit any of the other categories described below.

Special Mention - First Financial assigns a special mention rating to loans and leases with potential weaknesses that deserve management's close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or lease or in First Financial's credit position at some future date.

Substandard - First Financial assigns a substandard rating to loans or leases that are inadequately protected by the current sound financial worth and paying capacity of the borrower or of the collateral pledged, if any. Substandard loans and leases have well-defined weaknesses that jeopardize repayment of the debt. Substandard loans and leases are characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not addressed.

Doubtful - First Financial assigns a doubtful rating to loans and leases with all the attributes of a substandard rating with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. The possibility of loss is extremely high, but because of certain important and reasonably specific pending factors that may work to the advantage and strengthening of the credit quality of the loan or lease, its classification as an estimated loss is deferred until its more exact status may be determined. Pending factors include proposed merger, acquisition or liquidation procedures, capital injection, perfecting liens on additional collateral and refinancing plans.

The credit grades described above, which are derived from standard regulatory rating definitions, are assigned upon initial approval of credit to borrowers and updated periodically thereafter.

First Financial considers repayment performance as the best indicator of credit quality for consumer loans. Consumer loans that have principal and interest payments that are past due by ninety days or more are generally classified as nonperforming. Additionally, consumer loans that have been modified in a TDR are classified as nonperforming.
Commercial and consumer credit exposure by risk attribute was as follows:

	As of December 31, 2014
		Real Estate
(Dollars in thousands)	Commercial	Construction	Commercial	Leasing	Total
Pass	$1,268,456	$195,826	$2,055,432	$75,839	$3,595,553
Special Mention	30,492	0	21,448	1,728	53,668
Substandard	16,166	1,745	63,787	0	81,698
Doubtful	0	0	0	0	0
Total	$1,315,114	$197,571	$2,140,667	$77,567	$3,730,919

	Real Estate Residential	Installment	Home Equity	Other	Total
Performing	$490,314	$46,806	$452,281	$38,475	$1,027,876
Nonperforming	11,580	514	6,346	0	18,440
Total	$501,894	$47,320	$458,627	$38,475	$1,046,316

	As of December 31, 2013
		Real Estate
(Dollars in thousands)	Commercial	Construction	Commercial	Leasing	Total
Pass	$1,016,357	$80,586	$1,604,836	$80,135	$2,781,914
Special Mention	25,064	65	36,736	0	61,865
Substandard	36,147	8,646	124,048	0	168,841
Doubtful	416	0	0	0	416
Total	$1,077,984	$89,297	$1,765,620	$80,135	$3,013,036

	Real Estate Residential	Installment	Home Equity	Other	Total
Performing	$425,058	$52,195	$421,203	$37,962	$936,418
Nonperforming	8,606	579	4,875	0	14,060
Total	$433,664	$52,774	$426,078	$37,962	$950,478

Delinquency. Loans are considered past due or delinquent when the contractual principal or interest due in accordance with the terms of the loan agreement or any portion thereof remains unpaid after the due date of the scheduled payment.

Loan delinquency, including nonaccrual loans, was as follows:

	As of December 31, 2014
(Dollars in thousands)	30 – 59 days past due	60 – 89 days past due	> 90 days past due	Total past due	Current	Subtotal	Purchased impaired	Total	> 90 days past due and still accruing
Loans
Commercial	$1,002	$3,647	$2,110	$6,759	$1,290,975	$1,297,734	$17,380	$1,315,114	$0
Real estate - construction	276	0	223	499	195,773	196,272	1,299	197,571	0
Real estate - commercial	8,356	838	13,952	23,146	1,944,207	1,967,353	173,314	2,140,667	0
Real estate - residential	1,198	344	4,224	5,766	426,908	432,674	69,220	501,894	0
Installment	133	17	272	422	44,235	44,657	2,663	47,320	0
Home equity	697	466	4,079	5,242	452,357	457,599	1,028	458,627	0
Other	1,133	128	216	1,477	114,565	116,042	0	116,042	216
Total	$12,795	$5,440	$25,076	$43,311	$4,469,020	$4,512,331	$264,904	$4,777,235	$216

	As of December 31, 2013
(Dollars in thousands)	30 - 59 days past due	60 - 89 days past due	> 90 days past due	Total past due	Current	Subtotal	Purchased impaired	Total	> 90 days past due and still accruing
Loans
Commercial	$2,076	$496	$7,619	$10,191	$1,024,995	$1,035,186	$42,798	$1,077,984	$0
Real estate - construction	0	0	223	223	80,518	80,741	8,556	89,297	0
Real estate - commercial	7,984	4,269	13,995	26,248	1,464,571	1,490,819	274,801	1,765,620	0
Real estate - residential	2,030	685	5,526	8,241	344,690	352,931	80,733	433,664	0
Installment	213	40	384	637	46,914	47,551	5,223	52,774	0
Home equity	1,224	328	3,375	4,927	420,176	425,103	975	426,078	0
Other	689	148	218	1,055	117,042	118,097	0	118,097	218
Total	$14,216	$5,966	$31,340	$51,522	$3,498,906	$3,550,428	$413,086	$3,963,514	$218

Nonaccrual. Loans are classified as nonaccrual when, in the opinion of management, collection of principal or interest is doubtful or when principal or interest payments are 90 days or more past due. Generally, loans are classified as nonaccrual due to the continued failure to adhere to contractual payment terms by the borrower coupled with other pertinent factors, such as, insufficient collateral value. The accrual of interest income is discontinued and previously accrued, but unpaid interest is reversed when a loan is classified as nonaccrual. Any payments received while a loan is on nonaccrual status are applied as a reduction to the carrying value of the loan. A loan may be returned to accrual status if collection of future principal and interest payments is no longer doubtful.

Purchased impaired loans are classified as performing, even though they may be contractually past due, as any nonpayment of contractual principal or interest is considered in the periodic re-estimation of expected cash flows and is included in the resulting recognition of current period covered loan loss provision or prospective yield adjustments.

Troubled debt restructurings. A loan modification is considered a TDR when two conditions are met: 1) the borrower is experiencing financial difficulty and 2) concessions are made by the Company that would not otherwise be considered for a borrower with similar credit characteristics. The most common types of modifications include interest rate reductions, maturity extensions and modifications to principal amortization including interest only structures. Modified terms are dependent upon the financial position and needs of the individual borrower. If the modification agreement is violated, the loan is handled by the Company’s credit administration group for resolution, which may result in foreclosure in the case of real estate.

TDRs are generally classified as nonaccrual for a minimum period of six months and may qualify for return to accrual status once they have demonstrated sustained performance with the restructured terms of the loan agreement.

First Financial had 262 TDRs totaling $28.2 million at December 31, 2014, including $15.9 million of loans on accrual status and $12.3 million of loans classified as nonaccrual. First Financial has an insignificant amount of commitments outstanding to lend additional funds to borrowers whose loan terms have been modified in TDRs as of December 31, 2014. At December 31, 2014, the allowance for loan and lease losses included reserves of $3.7 million related to TDRs. For the year ended December 31, 2014, First Financial charged off $1.0 million for the portion of TDRs determined to be uncollectible. At December 31, 2014, approximately $10.5 million of the accruing TDRs have been performing in accordance with the restructured terms for more than one year.

First Financial had 229 TDRs totaling $29.2 million at December 31, 2013, including $15.4 million of loans on accrual status and $13.8 million of loans classified as nonaccrual. First Financial had an insignificant amount of commitments outstanding to lend additional funds to borrowers whose loan terms have been modified in TDRs as of December 31, 2013. At December 31, 2013, the allowance for loan and lease losses included reserves of $4.4 million related to TDRs. For the year ended December 31, 2013, First Financial charged off $2.8 million for the portion of TDRs determined to be uncollectible. At December 31, 2013, approximately $9.0 million of the accruing TDRs had been performing in accordance with the restructured terms for more than one year.

The following table provides information on loan modifications classified as TDRs during the years ended December 31, 2014 and 2013:

	Years ended December 31,
	2014			2013
	Total TDRs			Total TDRs
(Dollars in thousands)	Number of loans	Pre-modification loan balance	Period end balance	Number of loans	Pre-modification loan balance	Period end balance
Commercial	24	$5,282	$4,256	15	$8,582	$6,431
Real estate - construction	0	0	0	0	0	0
Real estate - commercial	16	5,235	3,937	18	4,925	3,477
Real estate - residential	31	1,767	1,516	38	2,612	2,317
Installment	8	47	29	18	333	227
Home equity	36	1,977	1,036	42	1,615	1,117
Total	115	$14,308	$10,774	131	$18,067	$13,569

The following table provides information on how TDRs were modified during the years ended December 31, 2014 and 2013.

	Years Ended December 31,
(Dollars in thousands)	2014	2013
Extended maturities	$6,961	$8,146
Adjusted interest rates	299	520
Combination of rate and maturity changes	991	950
Forbearance	373	0
Other (1)	2,150	3,953
Total	$10,774	$13,569
(1) Other includes covenant modifications and other concessions or combination of concessions that do not consist of interest rate adjustments, forbearance and maturity extensions.

First Financial considers repayment performance as an indication of the effectiveness of the Company's loan modifications. Borrowers that are ninety days or more past due on any principal or interest payments for a TDR, or who prematurely terminate a restructured loan agreement without paying off the contractual principal balance (for example, in a deed-in-lieu arrangement), are considered to be in payment default of the terms of the TDR agreement.

The following table provides information on TDRs for which there was a payment default during the period that occurred within twelve months of the loan modification:

	Years ended December 31,
	2014		2013
(Dollars in thousands)	Number of loans	Period end balance	Number of loans	Period end balance
Commercial	1	$143	4	$4,875
Real estate - construction	0	0	0	0
Real estate - commercial	2	182	3	236
Real estate - residential	3	29	3	112
Installment	0	0	4	24
Home equity	3	91	8	198
Total	9	$445	22	$5,445

Impaired loans. Loans classified as nonaccrual, excluding purchased impaired loans and loans modified as TDRs, are considered impaired. First Financial had purchased impaired loans of $264.9 million, $413.1 million and $687.3 million as of December 31, 2014, 2013 and 2012, respectively. The following table provides information on impaired loans, excluding purchased impaired loans, as of December 31:

(Dollars in thousands)	2014	2013	2012
Impaired loans
Nonaccrual loans (1)
Commercial	$6,627	$8,474	$20,391
Real estate-construction	223	223	2,102
Real estate-commercial	27,969	18,635	37,963
Real estate-residential	7,241	8,606	7,869
Installment	451	579	452
Home equity	5,958	4,875	7,479
Other	0	0	507
Total nonaccrual loans	48,469	41,392	76,763
Accruing troubled debt restructurings	15,928	15,429	10,856
Total impaired loans	$64,397	$56,821	$87,619

Interest income effect
Gross amount of interest that would have been recorded under original terms	$3,581	$4,698	$5,515
Interest included in income
Nonaccrual loans	537	560	872
Troubled debt restructurings	456	444	338
Total interest included in income	993	1,004	1,210
Net impact on interest income	$2,588	$3,694	$4,305

Commitments outstanding to borrowers with nonaccrual loans	$0	$38	$3,489
(1) Nonaccrual loans include nonaccrual TDRs of $12.3 million, $13.8 million and $14.1 million as of December 31, 2014, 2013 and 2012, respectively.

First Financial individually reviews all impaired commercial loan relationships greater than $250,000, as well as consumer loan TDRs greater than $100,000, to determine if a specific allowance is necessary based on the borrower’s overall financial condition, resources, payment record, support from guarantors and the realizable value of any collateral. Specific allowances are based on discounted cash flows using the loan's initial effective interest rate or the fair value of the collateral for certain collateral dependent loans.

First Financial's investment in impaired loans is as follows:

	As of December 31, 2014
(Dollars in thousands)	Current balance	Contractual principal balance	Related allowance	Average balance	Interest income recognized
Loans with no related allowance recorded
Commercial	$7,611	$9,284	$0	$7,146	$146
Real estate - construction	223	443	0	223	0
Real estate - commercial	19,285	23,631	0	15,653	285
Real estate - residential	9,561	10,867	0	9,485	182
Installment	514	577	0	513	8
Home equity	6,246	9,041	0	5,658	85
Other	0	0	0	0	0
Total	43,440	53,843	0	38,678	706

Loans with an allowance recorded
Commercial	2,398	2,605	739	4,234	57
Real estate - construction	0	0	0	0	0
Real estate - commercial	16,439	17,662	4,002	11,471	187
Real estate - residential	2,019	2,080	310	2,088	40
Installment	0	0	0	0	0
Home equity	101	101	2	101	3
Other	0	0	0	0	0
Total	20,957	22,448	5,053	17,894	287

Total
Commercial	10,009	11,889	739	11,380	203
Real estate - construction	223	443	0	223	0
Real estate - commercial	35,724	41,293	4,002	27,124	472
Real estate - residential	11,580	12,947	310	11,573	222
Installment	514	577	0	513	8
Home equity	6,347	9,142	2	5,759	88
Other	0	0	0	0	0
Total	$64,397	$76,291	$5,053	$56,572	$993

	As of December 31, 2013
(Dollars in thousands)	Current balance	Contractual principal balance	Related allowance	Average balance	Interest income recognized
Loans with no related allowance recorded
Commercial	$6,087	$8,214	$0	$12,544	$176
Real estate - construction	223	443	0	599	0
Real estate - commercial	13,704	19,079	0	18,349	384
Real estate - residential	10,291	12,087	0	10,225	152
Installment	647	668	0	465	6
Home equity	5,101	7,007	0	5,756	59
Other	0	0	0	156	0
Total	36,053	47,498	0	48,094	777

Loans with an allowance recorded
Commercial	7,013	8,353	2,080	5,047	71
Real estate - construction	0	0	0	726	7
Real estate - commercial	11,638	14,424	2,872	21,098	110
Real estate - residential	2,016	2,072	348	1,997	37
Installment	0	0	0	0	0
Home equity	101	101	2	101	2
Other	0	0	0	167	0
Total	20,768	24,950	5,302	29,136	227

Total
Commercial	13,100	16,567	2,080	17,591	247
Real estate - construction	223	443	0	1,325	7
Real estate - commercial	25,342	33,503	2,872	39,447	494
Real estate - residential	12,307	14,159	348	12,222	189
Installment	647	668	0	465	6
Home equity	5,202	7,108	2	5,857	61
Other	0	0	0	323	0
Total	$56,821	$72,448	$5,302	$77,230	$1,004

	As of December 31, 2012
(Dollars in thousands)	Current balance	Contractual principal balance	Related allowance	Average balance	Interest income recognized
Loans with no related allowance recorded
Commercial	$19,459	$21,929	$0	$13,863	$277
Real estate - construction	462	672	0	3,857	15
Real estate - commercial	18,768	24,794	0	17,707	295
Real estate - residential	9,222	10,817	0	8,463	81
Installment	452	556	0	452	2
Home equity	7,478	9,392	0	4,429	24
Other	337	337	0	78	0
Total	56,178	68,497	0	48,849	694

Loans with an allowance recorded
Commercial	3,560	4,252	1,151	5,350	161
Real estate - construction	1,640	2,168	838	5,033	81
Real estate - commercial	24,014	25,684	7,155	25,499	235
Real estate - residential	1,956	2,003	290	2,278	38
Installment	0	0	0	0	0
Home equity	101	101	2	81	1
Other	170	170	92	34	0
Total	31,441	34,378	9,528	38,275	516

Total
Commercial	23,019	26,181	1,151	19,213	438
Real estate - construction	2,102	2,840	838	8,890	96
Real estate - commercial	42,782	50,478	7,155	43,206	530
Real estate - residential	11,178	12,820	290	10,741	119
Installment	452	556	0	452	2
Home equity	7,579	9,493	2	4,510	25
Other	507	507	92	112	0
Total	$87,619	$102,875	$9,528	$87,124	$1,210

OREO. OREO is comprised of properties acquired by the Company primarily through the loan foreclosure or repossession process, or other resolution activities that result in partial or total satisfaction of problem loans.

Changes in OREO were as follows:

	Years ended December 31,
(Dollars in thousands)	2014 (1)	2013 (1)	2012 (1)
Balance at beginning of year	$46,926	$41,388	$56,135
Additions
Commercial	8,208	35,966	23,500
Residential	2,329	1,734	6,456
Total additions	10,537	37,700	29,956
Disposals
Commercial	28,933	25,214	30,616
Residential	1,637	2,105	4,741
Total disposals	30,570	27,319	35,357
Valuation adjustments
Commercial	3,765	4,184	8,162
Residential	454	659	1,184
Total valuation adjustments	4,219	4,843	9,346
Balance at end of year	$22,674	$46,926	$41,388

(1) Includes OREO subject to loss sharing agreements of $0.3 million, $27.1 million and $28.9 million at December 31, 2014, 2013 and 2012, respectively.

FDIC indemnification asset. Changes in the balance of the FDIC indemnification asset and the related impact to the Consolidated Statements of Income are presented in the table that follows:

(Dollars in thousands)	Years ended December 31,
	2014	2013	2012	Affected Line Item in the Consolidated Statements of Income
Balance at beginning of year	$45,091	$119,607	$173,009
Adjustments not reflected in income
Net FDIC claims (received) / paid	(6,785)	(22,103)	(60,169)
Adjustments reflected in income
Amortization	(5,531)	(7,672)	(7,332)	Interest income, other earning assets
FDIC loss sharing income	365	3,720	35,346	Noninterest income, FDIC loss sharing income
Offset to accelerated discount	(10,474)	(26,044)	(21,247)	Noninterest income, accelerated discount on covered loans
Impairment valuation adjustment	0	(22,417)	0	Noninterest expenses, FDIC indemnification impairment
Balance at end of year	$22,666	$45,091	$119,607

The accounting for FDIC indemnification assets is closely related to the accounting for the underlying, indemnified assets as well as on-going assessment of the collectibility of the indemnification assets. The primary activities impacting the FDIC indemnification asset are FDIC claims, amortization, FDIC loss sharing income and accelerated discount.

FDIC claims - First Financial files quarterly certifications with the FDIC and submits claims for losses, valuation adjustments and collection expenses incurred, less recoveries of any previous amounts claimed that are reimbursable back to the FDIC, as allowed under the loss sharing agreements. Cash reimbursements are generally received within 30 days of filing and are recorded as a credit to the indemnification asset balance, thus reducing its carrying value.

Amortization - As the yield on covered loans increased over time as a result of improvement in the expected cash flows on covered loans, the yield on the indemnification asset declined. The yield on the indemnification asset became negative in the first quarter of 2011 at which time the indemnification asset began to decline through monthly amortization at the negative yield.

FDIC loss sharing income - FDIC loss sharing income represents the proportionate share of credit costs on covered assets that First Financial expects to receive from the FDIC. Credit costs on covered assets include provision expense on covered loans, losses on covered OREO and other covered collection and asset resolution costs recorded as loss sharing expense under noninterest expenses in the Consolidated Statements of Income.

Offset to accelerated discount - Accelerated discounts on covered loans occur when covered loans prepay and represent the accelerated recognition of the remaining discount that would have been recognized over the life of the loan had the loan not prepaid. In conjunction with the recognition of accelerated discount, First Financial also recognizes a related offset through noninterest income and reduction to the indemnification asset for a portion of the discount representing expected credit loss included in the discount recorded at acquisition.

First Financial’s periodic collectibility assessment included evaluation of these primary sources of indemnification asset recovery, the resulting projected balances and collectibility / recovery of the indemnification asset upon expiration of the non-single family loss protection in the third quarter of 2014 and expiration of the SFR loss protection in the third quarter 2019.

As a result of improvement in future expected cash flows on covered loans, a meaningful decline in loss claims filed with the FDIC, higher reimbursements to the FDIC related to positive asset resolutions in recent periods and the significantly shorter remaining life of the indemnification asset in comparison to the weighted average life of the related covered loans, which extended covered assets and related losses beyond the commercial indemnification period, the Company recorded a valuation adjustment to reduce the value of the FDIC indemnification asset of $22.4 million during 2013.